                                                                   Exhibit 10.13

                              AMENDMENT AGREEMENT



         This Amendment Agreement is made and entered as of October 26, 1995, by and between AMERICAN SHARED RADIOSURGERY SERVICES, INC. ("ASRS") and GKV INVESTMENTS, INC. ("GKV").

         WHEREAS, ASRS and GKV are parties to that certain Operating Agreement for GK Financing, LLC dated as of October 17, 1995 (the "Operating Agreement");

         WHEREAS, ASRS and GKV desire to amend the Operating Agreement in certain respects;

         NOW THEREFORE, in consideration of the mutual covenants contained herein, ASRS and GKV agree as follows:

         1.      Defined Terms.

                 All capitalized terms used herein which are defined in the Operating Agreement shall have the meaning set forth in the Operating Agreement.

         2.      Amendment.

                 Exhibit A of the Operating Agreement shall be deleted and replaced with Exhibit A attached hereto.

         3.      Full Force and Effect.

                 Except as explicitly amended by this Amendment Agreement, the provisions of the Operating Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the date first above-written.



                                        GKV INVESTMENTS, INC.



                                        By:  /s/ Richard S. Grome
                                             --------------------------------
                                        Title:   President
                                               ------------------------------

                                        AMERICAN SHARED RADIOSURGERY
                                        SERVICES



                                        By:  /s/ Ernest A. Bates
                                             --------------------------------
                                        Title:   Chairman
                                               ------------------------------

                                   EXHIBIT A

              CAPITAL CONTRIBUTION OF MEMBERS OF GK FINANCING, LLC

=======================================================================================================
                                                                                            MEMBER'S
        MEMBER'S                MEMBER'S                 MEMBER'S CAPITAL                  PERCENTAGE
          NAME                   ADDRESS                   CONTRIBUTION                     INTEREST
-------------------------------------------------------------------------------------------------------
          ASRS             See Section 12.12                See below                         81%
-------------------------------------------------------------------------------------------------------

           GKV             See Section 12.12       $232,000 in cash on date of                19%
                                                  ASRS's initial contribution of
                                                    the UCSF Assets, subject to
                                                  Paragraph 12.24 and $495,000 in
                                                   cash on date of ASRS's second
                                                    contribution of USC Asset,
                                                    subject to Paragraph 12.24*
-------------------------------------------------------------------------------------------------------
                                 TOTALS:
=======================================================================================================


*        NOTE:   Cash amounts to be contributed by GKV may be adjusted as
                 provided in paragraphs (1) and (3) below.

Initial Capital Contribution by ASRS:

(1) On the effective date of this Agreement or as soon as practical, ASRS shall transfer to the Company good and marketable title to the Gamma Knife located at the University of California at San Francisco (subject only to a financing lease with a current principal balance of approximately $1,237,000 (the "UCSF Lease")), the contract between ASHS/ASRS and the Regents of the University of California which is located at the University of California at San Francisco (the "UCSF Contract") relating to the Gamma Knife, and all other physical and intangible assets relating to the such Gamma Knife (collectively, ("UCSF Assets")) The UCSF Assets shall not include accounts receivable. The UCSF Assets shall be deemed to have a gross fair market value of approximately $2,224,000. The exact fair market value of the UCSF Assets shall be determined as of the date of their transfer to the Company on the basis of the methodology and assumptions set forth in the existing valuation report by American Appraisal Associates. The exact amount of cash to be contributed by GKV on the date on which ASRS transfers the UCSF Assets to the Company shall be equal to 19/81 times the exact net market value of the UCSF Assets as of the date of their transfer.

(2) The Company shall assume the obligations of ASRS under the UCSF Lease and the UCSF Contract which accrue from and after the date on which ASRS transfer the UCSF Assets to the company, but the Company shall assume no other obligations of ASRS related to the UCSF Assets, including accounts payable. ASRS shall indemnify the Company, GKV and their Affiliates for all damages, costs, expenses, and liabilities (including attorneys' fees) incurred by any of them in relation to any claims arising from or in relation to the UCSF Assets prior to the date on which ASRS transfers the UCSF Assets to the Company. Upon demand by the Company, GKV or their Affiliates, ASRS shall promptly reimburse the Company, GKV and their Affiliates for attorneys' fees incurred by them related thereto.

(3) On January 1,1996, or as soon as practical (when ASRS/ASHS has obtained all required consents/approvals to transfer said asset to Company), ASRS shall transfer to the Company good and marketable title to the Gamma Knife located at the USC University Hospital (subject only to a financing lease with an approximately principal balance as of January 1,1996 of $2,314,000 (the "USC Leases")), the contract between ASRS and USC University Hospital (the "USC Contract") relating to the Gamma Knife, and all other physical and intangible assets relating to such Gamma Knife (collectively, the "USC Assets"). The USC Assets shall not include accounts receivable. The USC Assets shall be deemed to have a gross fair market value of approximately $4,426,000. The exact fair market value of the USC Assets shall be determined as of the date of their transfer to the Company on the basis of the methodology and assumptions set forth in the existing valuation report by American Appraisal Associates. The exact amount of cash to be contributed by GKV on the date on which ASRS transfers the USC Assets to the Company shall be qual to 19/81 times the exact net market value of the USC Assets as of the date of their transfer.

(4) The Company shall assume the obligations of ASRS under the USC Lease and the USC Contract which accrue from and after the date on which ASRS transfers the USC Assets to the Company, but the Company shall assume no other obligations of ASRS relating to the USC Assets, including accounts payable. ASRS shall indemnify the Company, GKV and their affiliates for all damages, costs, expenses, and liabilities (including attorneys' fees) incurred by any of them in relation to any claims arising from or in relation to the USC Assets prior to the date on which ASRS transfers the USC Assets to the Company. Upon demand by the Company, GKV or their Affiliates, ASRS shall promptly reimburse the Company, GKV and their Affiliates for attorneys' fees incurred by them related thereto.

(5) ASRS hereby represents and warrants to the Company and to GKV that the UCSF Contract, the UCSF Lease, the USC Contract and the USC Lease are in full force and effect and neither party to each such contract or lease is in breach thereof and that ASRS has heretofore delivered to GKV true, correct and complete copies of all such contracts and leases.

(6) ASRS hereby represents and warrants to the Company and to GKV that there is no suit, action, claim for investigation pending or threatened against, affecting or relating to or arising from the UCSF Assets or the USC Assets, and there exists no basis or grounds for same.

(7) If on a fiscal year basis, the cash flow (defined as revenues less direct cash operating expenses) generated by the UCSF Assets or the USC Assets, is insufficient to service the lease payments under the UCSF Lease or the USC Lease, as the case may be, ASRS shall reimburse the Company in cash for the difference between said lease payments and said cash flow, without credit to the Capital Account of ASRS for such payment.

                                                                   Exhibit 10.13
                           SECOND AMENDMENT AGREEMENT



         This Amendment Agreement is made and entered as of December 20, 1995, by and between AMERICAN SHARED RADIOSURGERY SERVICES, INC. ("ASRS") and GKV INVESTMENTS, INC. ("GKV").

         WHEREAS, ASRS and GKV are parties to that certain Operating Agreement for GK Financing, LLC dated as of October 17, 1995, as amended by that certain Amendment Agreement dated as of October 26, 1995 (the "Operating Agreement");

         WHEREAS, ASRS and GKV desire to amend the Operating Agreement in certain respects;

         NOW THEREFORE, in consideration of the mutual covenants contained herein, ASRS and GKV agree as follows:

         1.      Defined Terms.

                 All capitalized terms used herein which are defined in the Operating Agreement shall have the meaning set forth in the Operating Agreement.

         2.      Amendment.

                 2.1 Exhibit A of the Operating Agreement shall be deleted and replaced with Exhibit A attached hereto.

                 2.2. Paragraph 5.3 of the Operating Agreement is hereby amended by deleting such paragraph in its entirety and inserting the following in lieu thereof:

                 "5.3 GUARANTEED PAYMENTS; DISTRIBUTIONS OF NET CASH FLOW BY COMPANY

                          A. For each calendar month listed on Exhibit H hereto, the Company shall, subject to the provisions of paragraph (2) of Exhibit A hereto, make a payment to ASRS in the amount set forth on Exhibit H corresponding to such calendar month. Such payments are intended to be guaranteed payments within the meaning of section 707(c) of the Code and are referred to herein as the "ASRS Guaranteed Payments". Each ASRS Guaranteed Payment shall be made on the 17th day of the calendar month.

                          B.      Subject to any limitations found
         elsewhere in the Agreement and under law including the requirements of
         Section 17254 of the Act that the assets of Company after the distribution be in excess of all liabilities except for liabilities owed to Members for their capital Contributions as described in Paragraph 5.6, the Manager shall, with the prior approval of the Policy Committee, distribute Net Cash Flow as defined below to the Members as follows: (A) for each calendar month listed on Exhibit I hereto, the Company shall, subject to the provisions of paragraph (2) of Exhibit A hereto, distribute an amount of Net Cash Flow set forth on Exhibit I corresponding to such calendar month 100% to ASRS ("ASRS Monthly Preferential Cash Flow Distribution"); and (B) the balance of Net Cash Flow shall be distributed annually in accordance with their respective Percentage Interests, but only to those persons or entities recognized on the books of Company as Members or as assignees of interests on the day of the distribution. With respect to any fiscal period, Net Cash Flow means all cash of the Company, other than cash used for ASRS Guaranteed Payments and cash retained for the purposes of a Working Capital reserve established by the Policy Committee, including cash from operations, financing, refinancing, exchange or other disposition of Company assets (other than upon the dissolution of the Company) (all as determined by the Manager as directed by the Policy Committee); provided, however, (i) that no distribution of cash will be made (except for ASRS Guaranteed Payments and ASRS Monthly Preferential Cash Flow Distributions) until all amounts loaned by any Member, if any (and all interest with respect to such amounts) have been repaid in full; and (ii) that no distribution shall be made which is in violation of any security or lending agreement with a third party, or which would occur at a time prior to repayment in full of any debt of the Company, if any, to any Member."

                 2.3. The Operating Agreement shall be amended by adding Exhibit H and Exhibit I attached hereto.

         3.      Full Force and Effect.

                 Except as explicitly amended by this Second Amendment Agreement, the provisions of the Operating Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the date first above-written.



                                        GKV INVESTMENTS, INC.



                                        By:  /s/ Richard S. Grome
                                             --------------------------------
                                        Title: President
                                               ------------------------------



                                        AMERICAN SHARED RADIOSURGERY
                                        SERVICES



                                        By: /s/ Ernest A. Bates
                                            ---------------------------------
                                        Title:  Chairman
                                               ------------------------------

                                   EXHIBIT A

                              CAPITAL CONTRIBUTION


========================================================================================================
                                                                                            MEMBER'S
        MEMBER'S                MEMBER'S                 MEMBER'S CAPITAL                  PERCENTAGE
          NAME                   ADDRESS                   CONTRIBUTION                     INTEREST
--------------------------------------------------------------------------------------------------------
          ASRS             See Section 12.12                See below                         81%
--------------------------------------------------------------------------------------------------------
           GKV             See Section 12.12       $232,000 in cash on date of                19%
                                                  ASRS's initial contribution of
                                                    the UCSF Assets, subject to
                                                  Paragraph 12.24 and $495,000 in
                                                   cash on date of ASRS's second
                                                    contribution of USC Asset,
                                                    subject to Paragraph 12.24*
--------------------------------------------------------------------------------------------------------
                                 TOTALS:
========================================================================================================



*        NOTE:   Cash amounts to be contributed by GKV may be adjusted as
                 provided in paragraphs (1) and (3) below.

Initial Capital Contribution by ASRS:

(1) Not later than December 31, 1995, ASRS shall transfer to the Company good and marketable title to the Gamma Knife located at the University of California at San Francisco (subject only to a financing lease with a current principal balance of approximately $1,237,000 (the "UCSF Lease")), the contract between ASHS/ASRS and the Regents of the University of California which is located at the University of California at San Francisco (the "UCSF Contract") relating to the Gamma Knife, and all other physical and intangible assets relating to such Gamma Knife (collectively, ("UCSF Assets")) the UCSF Assets shall not include accounts receivable. The UCSF Assets shall be deemed to have a gross fair market value of approximately $2,224,000. The exact fair market value of the UCSF Assets shall be determined as of the date of their transfer to the Company on the basis of the methodology and assumptions set forth in the existing valuation report by American Appraisal Associates. The exact amount of cash to be contributed by GKV on the date on which ASRS transfers the UCSF Asset to the Company shall be equal to 19/81 times the exact net market value of the UCSF Assets as of the date of their transfer. The capital account of ASRS shall be credited with an amount equal to the gross fair market value of the UCSF Assets when the UCSF are transferred by ASRS to the Company.

(2) The Company shall assume the obligations of ASRS under the UCSF Contract which accrue from and after the date on which ASRS transfers the UCSF Assets to the Company, but the Company shall assume no other obligations of ASRS related to the UCSF Assets, including the UCSF Lease and accounts payable. ASRS shall make (or cause to be made) all remaining payments and perform all other remaining obligations of lessee under the UCSF Lease and shall indemnify the Company, GKV and their affiliates in relation to such payments and other obligations. If ASRS fails to make (or to cause to be made) a payment under the UCSF Lease by the due date thereof (or by the end of any applicable cure period provided for in the UCSF Lease), then, notwithstanding the provisions of paragraph 5.3 of the Operating Agreement, no further payments of ASRS Guaranteed Payments or ASRS Monthly Preferential Cash Flow Distributions shall thereafter be made. ASRS shall indemnify the Company, GKV and their Affiliates for all damages, costs, expenses, and liabilities (including attorneys' fees) incurred by any of them in relation to any claims arising from or in relation to the UCSF Assets prior to the date on which ASRS transfers the UCSF Assets to the Company. Upon demand by the Company, GKV and their Affiliates, ASRS shall promptly reimburse the Company, GKV and their Affiliates for attorneys' fees incurred by them related thereto.

(3) ASRS represents and warrants that it has an option (the "USC Option") to purchase from Ernest A. Bates ("Bates') the Gamma Knife located at the USC University Hospital (subject only to a financing lease with an approximate principal balance as of January 1, 1996 of $2,314,000 (the"USC Leases")), the contract between Bates and USC University Hospital (the "USC Contract") relating to the Gamma Knife, and all other physical and intangible assets relating to such Gamma Knife (collectively, the "USC Assets"). The USC Assets shall not include accounts receivable. The consideration for the purchase of the USC Assets pursuant to the USC Option is the assumption of the obligations of Bates under the USC Lease. On January 1, 1996, ASRS shall transfer good and marketable title to the USC Option to the Company.

(4) The Company shall exercise the USC Option and purchase the USC Assets from Bates. The Company shall assume the obligations of Bates under the USC Lease and the USC Contract which accrue from and after the date on which Bates transfers the USC Assets to the Company, but the Company shall assume no other obligations of ASRS or Bates relating to the USC Assets, including accounts payable. ASRS shall indemnify the Company, GKV and their Affiliates for all damages, costs, expenses, and liabilities (including attorney's fees) incurred by any of them in relation to any claims arising from or in relation to the USC Assets prior to the date on which Bates transfers the USC Assets to the Company. Upon demand by the Company, GKV or their Affiliates, ASRS shall promptly reimburse the Company, GKV and their Affiliates for attorneys' fees incurred by them related thereto.

(5) The USC Assets shall be deemed to have a gross fair market value of approximately $4,426,000. The exact fair market value of the USC Assets shall be determined as of the date of their transfer to the Company on the basis of the methodology and assumptions set forth in the existing valuation report by American Appraisal Associates. The exact amount of cash to be contributed by GKV on the date on which ASRS transfers the USC Assets to the Company shall be equal to 19/81 times the exact net market value of the USC Assets as of the date of their transfer. The net market value of the USC Assets (and the fair market value of the USC Option) shall be equal to the gross fair market value of the USC Assets less the outstanding principal balance of the USC Lease as of the date of transfer of the USC Option to the Company. The capital account of ASRS shall be credited with the fair market value of the USC Option.

(6) ASRS hereby represents and warrants to the Company and to GKV that the UCSF Contract, the UCSF Lease, the USC Option, the USC Contract and the USC Lease are in full force and effect and neither party to each such contract or lease is in breach thereof and that ASRS has heretofore delivered to GKV true, correct and complete copies of all such contracts and leases as well as the USC Option.

(7) ASRS hereby represents and warrants to the Company and to GKV that there is no suit, action, claim or investigation pending or threatened against, affecting or relating to or arising from the UCSF Assets or the USC Assets and there exists no basis or grounds for same.

(8) If on a fiscal year basis, the cash flow (defined as revenues less direct cash operating expenses) generated by the USC Assets is insufficient to service the lease payments under the USC Lease or the cash flow generated by the UCSF Assets is insufficient to make the ASRS Guaranteed Payments and the ASRS Monthly Preferential Cash Flow Distribution, ASRS shall reimburse the Company in cash for the difference, without credit to the Capital Account of ASRS for such payment.

                                   EXHIBIT H

--------------------------------------------------------------------------------------------------------------
                                                   ASRS GUARANTEED PAYMENTS
--------------------------------------------------------------------------------------------------------------
 Payment                    Due 17th of  month                              Amount of ASRS Guaranteed Payment
 Number
--------------------------------------------------------------------------------------------------------------
                  1                     Jan-96                                                      $5,692.00
--------------------------------------------------------------------------------------------------------------
                  2                     Feb-96                                                      $8,414.68
--------------------------------------------------------------------------------------------------------------
                  3                   March-96                                                      $8,414.68
--------------------------------------------------------------------------------------------------------------
                  4                   April-96                                                      $8,414.68
--------------------------------------------------------------------------------------------------------------
                  5                     May-96                                                      $8,414.68
--------------------------------------------------------------------------------------------------------------
                  6                    June-96                                                      $8,414.68
--------------------------------------------------------------------------------------------------------------
                  7                    July-96                                                      $8,414.68
--------------------------------------------------------------------------------------------------------------
                  8                     Aug-96                                                      $8,414.68
--------------------------------------------------------------------------------------------------------------
                  9                    Sept-96                                                      $8,414.68
--------------------------------------------------------------------------------------------------------------
                 10                     Oct-96                                                      $8,414.68
--------------------------------------------------------------------------------------------------------------
                 11                     Nov-96                                                      $8,414.68
--------------------------------------------------------------------------------------------------------------
                 12                     Dec-96                                                      $8,414.68
--------------------------------------------------------------------------------------------------------------
                 13                     Jan-97                                                      $5,062.34
--------------------------------------------------------------------------------------------------------------
                 14                     Feb-97                                                      $5,062.34
--------------------------------------------------------------------------------------------------------------
                 15                   March-97                                                      $5,062.34
--------------------------------------------------------------------------------------------------------------
                 16                   April-97                                                      $5,062.34
--------------------------------------------------------------------------------------------------------------
                 17                     May-97                                                      $5,062.34
--------------------------------------------------------------------------------------------------------------
                 18                    June-97                                                      $5,062.34
--------------------------------------------------------------------------------------------------------------
                 19                    July-97                                                      $5,062.34
--------------------------------------------------------------------------------------------------------------
                 20                     Aug-97                                                      $5,062.34
--------------------------------------------------------------------------------------------------------------
                 21                    Sept-97                                                      $5,062.34
--------------------------------------------------------------------------------------------------------------
                 22                     Oct-97                                                      $5,062.34
--------------------------------------------------------------------------------------------------------------
                 23                     Nov-97                                                      $5,062.34
--------------------------------------------------------------------------------------------------------------
                 24                     Dec-97                                                      $5,062.34
--------------------------------------------------------------------------------------------------------------
                 25                     Jan-98                                                      $1,703.90
--------------------------------------------------------------------------------------------------------------
                 26                     Feb-98                                                      $1,703.90
--------------------------------------------------------------------------------------------------------------
                 27                   March-98                                                      $1,703.90
--------------------------------------------------------------------------------------------------------------
                 28                   April-98                                                      $1,703.90
--------------------------------------------------------------------------------------------------------------
                 29                     May-98                                                      $1,703.90
--------------------------------------------------------------------------------------------------------------
                 30                    June-98                                                      $1,703.90
--------------------------------------------------------------------------------------------------------------
                 31                    July-98                                                      $1,703.90
--------------------------------------------------------------------------------------------------------------
                 32                     Aug-98                                                      $1,703.90
--------------------------------------------------------------------------------------------------------------
                 33                    Sept-98                                                      $1,703.90
--------------------------------------------------------------------------------------------------------------

                                   EXHIBIT I

--------------------------------------------------------------------------------------------------------------
                                           ASRS MONTHLY PREFERENTIAL CASH FLOW DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------
 Payment                    Due 17th of  month                               Amount of ASRS Monthly Cash Flow
 Number                                                                                          Distribution
--------------------------------------------------------------------------------------------------------------
                  1                     Jan-96                                                     $17,090.00
--------------------------------------------------------------------------------------------------------------
                  2                     Feb-96                                                     $31,788.27
--------------------------------------------------------------------------------------------------------------
                  3                   March-96                                                     $31,788.27
--------------------------------------------------------------------------------------------------------------
                  4                   April-96                                                     $31,788.27
--------------------------------------------------------------------------------------------------------------
                  5                     May-96                                                     $31,788.27
--------------------------------------------------------------------------------------------------------------
                  6                    June-96                                                     $31,788.27
--------------------------------------------------------------------------------------------------------------
                  7                    July-96                                                     $31,788.27
--------------------------------------------------------------------------------------------------------------
                  8                     Aug-96                                                     $31,788.27
--------------------------------------------------------------------------------------------------------------
                  9                    Sept-96                                                     $31,788.27
--------------------------------------------------------------------------------------------------------------
                 10                     Oct-96                                                     $31,788.27
--------------------------------------------------------------------------------------------------------------
                 11                     Nov-96                                                     $31,788.27
--------------------------------------------------------------------------------------------------------------
                 12                     Dec-96                                                     $31,788.27
--------------------------------------------------------------------------------------------------------------
                 13                     Jan-97                                                     $35,140.61
--------------------------------------------------------------------------------------------------------------
                 14                     Feb-97                                                     $35,140.61
--------------------------------------------------------------------------------------------------------------
                 15                   March-97                                                     $35,140.61
--------------------------------------------------------------------------------------------------------------
                 16                   April-97                                                     $35,140.61
--------------------------------------------------------------------------------------------------------------
                 17                     May-97                                                     $35,140.61
--------------------------------------------------------------------------------------------------------------
                 18                    June-97                                                     $35,140.61
--------------------------------------------------------------------------------------------------------------
                 19                    July-97                                                     $35,140.61
--------------------------------------------------------------------------------------------------------------
                 20                     Aug-97                                                     $35,140.61
--------------------------------------------------------------------------------------------------------------
                 21                    Sept-97                                                     $35,140.61
--------------------------------------------------------------------------------------------------------------
                 22                     Oct-97                                                     $35,140.61
--------------------------------------------------------------------------------------------------------------
                 23                     Nov-97                                                     $35,140.61
--------------------------------------------------------------------------------------------------------------
                 24                     Dec-97                                                     $35,140.61
--------------------------------------------------------------------------------------------------------------
                 25                     Jan-98                                                     $38,499.05
--------------------------------------------------------------------------------------------------------------
                 26                     Feb-98                                                     $38,499.05
--------------------------------------------------------------------------------------------------------------
                 27                   March-98                                                     $38,499.05
--------------------------------------------------------------------------------------------------------------
                 28                   April-98                                                     $38,499.05
--------------------------------------------------------------------------------------------------------------
                 29                     May-98                                                     $38,499.05
--------------------------------------------------------------------------------------------------------------
                 30                    June-98                                                     $38,499.05
--------------------------------------------------------------------------------------------------------------
                 31                    July-98                                                     $38,499.05
--------------------------------------------------------------------------------------------------------------
                 32                     Aug-98                                                     $38,499.05
--------------------------------------------------------------------------------------------------------------
                 33                    Sept-98                                                     $38,499.05
--------------------------------------------------------------------------------------------------------------